Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
RPAR Risk Parity ETF
(RPAR)
Listed on NYSE Arca, Inc.
January 29, 2021
Supplement to the Prospectus, Summary Prospectus
and Statement of Additional Information (“SAI”)
dated December 11, 2019, as previously supplemented

Effective immediately, the second paragraph, second sentence under “Fund Summary - Purchase and Sale of Shares” in the Prospectus and Summary Prospectus is replaced with the following language:
Creation Units generally consist of 75,000 shares, though this may change from time to time.
In addition, the following revisions are made to the SAI:
The second paragraph, seventh sentence under “General Information about the Trust” is replaced with the following language:
A Creation Unit of the Fund generally consists of 75,000 Shares, though this may change from time to time.
The first paragraph, second sentence under “Purchase and Redemption of Shares in Creation Units - Creation Transaction Fee” is replaced with the following language:
The standard fixed creation transaction fee for the Fund is $750 regardless of the number of Creation Units created in the transaction.
The first paragraph, second sentence under “Purchase and Redemption of Shares in Creation Units - Redemption Transaction Fee” is replaced with the following language:
The standard fixed redemption transaction fee for the Fund is $750 regardless of the number of Creation Units redeemed in the transaction.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.